Exhibit 32.1

Certification
of
Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Chiral Quest, Inc. do hereby certify that:

     (a) the Quarterly Report on Form 10-QSB of Chiral Quest, Inc. for the quarter ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Chiral Quest, Inc.

Date: May 17, 2004	By:	/s/ Ronald Brandt

Ronald Brandt Chief Executive Officer

Date: May 17, 2004	By:	/s/ Brian Lenz

Brian Lenz Chief Financial Officer

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